UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):   March 31, 2008

Taylor Capital Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware 0-50034 36-4108550

(State or Other Jurisdiction (Commission (IRS Employer

of Incorporation) File Number) Identification No.)

9550 West Higgins Road, Rosemont, Illinois 60018

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (847) 653-7978

__________________________________________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective March 31, 2008, John Timmer, Executive Vice President of Relationship Banking, resigned his position with Taylor Capital Group, Inc. and its wholly-owned subsidiary Cole Taylor Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAYLOR CAPITAL GROUP, INC.

By:	/s/ Robin VanCastle
Robin VanCastle
Chief Financial Officer

Dated: March 31, 2008